WILMINGTON MULTI-MANAGER INTERNATIONAL FUND
WT MUTUAL FUND
Supplement dated August 21, 2007 to the Prospectuses, as defined below.
The information in this Supplement contains new and additional information beyond that in the Institutional Shares and A Shares Prospectuses (the “Prospectuses”) of the Wilmington Multi-Manager International Fund (the “International Fund” or “Fund”) dated November 1, 2006 and should be read in conjunction with those Prospectuses.
At the meeting of the Board of Trustees (“Trustees”) of WT Mutual Fund (the “Trust”) held on August 16, 2007, the Trustees, upon the recommendation of Rodney Square Management Corporation (“RSMC”), voted to terminate the Sub-Advisory Agreement among RSMC, the Trust, on behalf of the Fund, and The Boston Company Asset Management, LLC (“BCAM”) to be effective within the next 60 days. This action was taken due to the departure of several key members of BCAM’s international small-cap equity team. The assets of the Fund currently managed by BCAM will be re-allocated among the other sub-advisers for the Fund as soon as reasonably practicable.
The information regarding BCAM personnel listed under the heading “Portfolio Managers-Sub-Advisers” and the sub-heading “International Fund” is deleted.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.